Supplement dated August 5, 2013 to Summary Prospectus dated March 1, 2013

KeyCorp, the parent of the Adviser and the Distributor, entered into an agreement on February 19, 2013 to sell its interests in the Adviser and the Distributor to a private equity fund sponsored by Crestview Partners, a private equity firm based in New York, and to management of the Adviser and the Distributor.  On July 31, 2013, the closing of the aforementioned sale was completed.

At Special Meetings of Shareholders of the Funds held on May 17, 2013 and various adjournments thereof, Fund shareholders elected the proposed Trustees, and approved a new Investment Advisory Agreement between the Adviser and the Trust, on behalf of each of the Funds (other than the Special Value Fund), at the same fee rates as those under the existing investment advisory agreements.  Shareholders also approved a new Investment Sub-Advisory Agreement between the Adviser, KPB Investment Advisors LLC and the Trust on behalf of each of National Municipal Bond Fund and Ohio Municipal Bond Fund.  In addition, shareholders approved a Distribution and Service Plan for Class A shares of each Fund.

The previous investment advisory agreements were terminated upon the closing. On August 1, 2013, the new Investment Advisory Agreement and Investment Sub-Advisory Agreement, as approved by shareholders, became effective.

The new Distribution and Service Plan for Class A shares, as approved by shareholders, became effective as of August 1, 2013, and the existing Shareholder Servicing Plan for Class A shares was terminated for each Fund.

In addition, the following change to this Summary Prospectus is effective August 1, 2013:

1.              The Class A shares Annual Fund Operating Expenses in the Fund Fees and Expenses Table appearing on page 1 for the International Select Fund is restated as follows:

Class A
Management Fees	0.80%
Distribution (12b-1) Fees	0.25%
Other Expenses	2.52%
Acquired Fund Fees and Expenses(5)	0.04%
Total Annual Fund Operating Expenses	3.61%
Fee Waiver/Expense Reimbursement	(2.17)%
Total Annual Fund Operating Expenses After Fee Waiver and/or Expense Reimbursement(6)	1.44%

The Fund is distributed by Victory Capital Advisers, Inc. (“VCA”), member FINRA and SIPC. Victory Capital Management Inc., an affiliate of VCA, is the investment adviser to the Fund and receives fees from the Fund for its services.